CALVERT BOND FUND

CALVERT CORE BOND FUND

CALVERT GREEN BOND FUND

CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND

CALVERT MORTGAGE ACCESS FUND

CALVERT SHORT DURATION INCOME FUND

(collectively, the “Funds”)

Supplement to Statutory Prospectus dated February 1, 2026

as may be supplemented and/or revised from time to time

The following replaces “Management” in “Management and Organization” in the Funds’ Statutory Prospectus:

Management and Organization

Management

Each Fund’s investment adviser is Calvert Research and Management (“CRM”). CRM is an indirect wholly owned subsidiary of Morgan Stanley. CRM, a registered investment adviser, has offices at 2050 M Street NW, Washington, DC 20036.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2025, Morgan Stanley’s asset management operations had aggregate assets under management or supervision of approximately $1.9 trillion.

Each Fund’s Form N-CSR filing covering the fiscal year ended September 30 provides information regarding the basis for the Directors’/Trustees’ approval of each Fund’s investment advisory agreement.

Bond Fund. Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $1 billion	0.300%
Over $1 billion	0.290%

For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid was 0.29% of average daily net assets. The portfolio managers of the Fund are Brian S. Ellis, CFA (since November 2015) and Vishal Khanduja, CFA (since January 2013). Messrs. Ellis and Khanduja are Managing Directors of Morgan Stanley and Vice Presidents of CRM, have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

Core Bond Fund. Pursuant to its investment advisory agreement for the Fund, effective February 1, 2021 CRM receives a monthly advisory fee equal to 0.30% annually of the Fund’s average daily net assets. Prior to February 1, 2021, CRM received a monthly advisory fee equal to 0.40% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.30% of average daily net assets. The portfolio managers of the Fund are Brian S. Ellis, CFA (since November 2015) and Vishal Khanduja, CFA (since January 2013). Additional information about Messrs. Ellis and Khanduja appears above.

Green Bond Fund. Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.25% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.25% of average daily net assets. The portfolio managers of the Fund are Brian S. Ellis, CFA (since November 2015) and Vishal Khanduja, CFA (since October 2013). Additional information about Messrs. Ellis and Khanduja appears above.

High Yield Bond Fund. Under its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.48% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.48% of average daily net assets. The portfolio managers of the Fund are Justin H. Bourgette, CFA (since March 2025), Stephen C. Concannon, CFA (since June 2019) and Bo Hunt (since March 2025). Messrs. Bourgette, Concannon and Hunt are Managing Directors of Morgan Stanley and Vice Presidents of CRM, have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

Income Fund. Under its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $2 billion	0.400%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.350%
Over $10 billion	0.325

For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.40% of average daily net assets. The portfolio managers of the Fund are Brian S. Ellis CFA (since November 2015) and Vishal Khanduja, CFA (since January 2013). Additional information about Messrs. Ellis and Khanduja appears above.

CRM has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.95% for Class A shares, 1.70% for Class C shares, 0.70% for Class I shares and 0.65% for Class R6 shares. This expense reimbursement will continue through February 1, 2027. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Mortgage Access Fund. Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.28% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.28% of average daily net assets. The portfolio managers of the Fund are Alexander Payne, CFA and Andrew Szczurowski, CFA (each since inception). Messrs. Payne and Szczurowski are Managing Directors of Morgan Stanley and Vice Presidents of CRM, have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

Short Duration Income Fund. Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $750 million	0.280%
Over $750 million	0.275%

For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.28% of average daily net assets. The portfolio managers of the Fund are Brian S. Ellis, CFA (since November 2015) and Vishal Khanduja, CFA (since January 2013). Additional information about Messrs. Ellis and Khanduja appears above.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets. For the fiscal year ended September 30, 2025, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance Management (“Eaton Vance”) provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

March 31, 2026	48680-00 3.31.26